                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):               May 26, 1999

                              THE IT GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

            Delaware                      1-9037                33-0001212
   (State or Other Jurisdiction         (Commission            (IRS Employer
        of Incorporation)               File Number)         Identification No.)

   2790 Mosside Boulevard
  Monroeville, Pennsylvania                                      15146-2792
(Address of Principal Executive                                  (Zip Code)
          Offices)

Registrant's telephone number, including area code:       (412) 372-7701


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

     On May 27, 1999, The IT Group, Inc. ("IT"), a Delaware corporation, announced that early termination of the 15-day waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act"), was granted by the United States Federal Trade Commission on May 26, 1999, in connection with IT's previously announced acquisition of EMCON, a California corporation.

     A copy of IT's press release announcing the early termination under the HSR Act, dated May 27, 1999, is filed as an exhibit to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.
          ---------


Exhibit No.                                         Description
------------                                        -----------
  99.1          Press Release, dated May 27, 1999, announcing early termination under the HSR Act.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THE IT GROUP, INC.

Date:  May 28, 1999               By:   /s/ James G. Kirk
                                     --------------------------------
                                               James G. Kirk
                                      Vice President, General Counsel
                                               and Secretary

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                                 EXHIBIT INDEX


 Exhibit No.                                      Description
 -----------                                      -----------
   99.1         Press Release, dated May 27, 1999, announcing early termination under the
                HSR Act.

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